UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 2, 2010

Date of Report (Date of earliest event reported)

SYCAMORE NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27273	04-3410558
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

220 Mill Road

Chelmsford, MA 01824

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (978) 250-2900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events.

On December 2, 2010, the Registrant was advised by NASDAQ that the ex-dividend date for its previously announced cash distribution of $6.50 per share of common stock, par value $0.001, will be December 23, 2010. Investors needing further information regarding the specific implications of the ex-dividend date should consult their own financial or legal advisors. The cash distribution will be paid on December 22, 2010 to stockholders of record as of December 13, 2010.

Additional information concerning the cash distribution can be found in the Investor Relations section of the Registrant’s web site at www.sycamorenet.com.

A copy of the press release issued by the Registrant with respect to the foregoing is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01: Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of the Registrant, dated December 2, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sycamore Networks, Inc.

/s/ Paul F. Brauneis
Paul F. Brauneis
Chief Financial Officer
Vice President, Finance and Administration and Treasurer
(Duly Authorized Officer and Principal Financial and Accounting Officer)

Dated: December 2, 2010